Exhibit 99.7

TYCO SEPARATION Q&A

1.              What is happening?

Tyco’s Board of Directors has approved a proposed plan to divide the company into three independent, publicly traded companies. The three companies created through the separation will be the ADT North America residential security business (ADT NA residential), the flow control business, and the combined fire protection and commercial security business.

The separation is expected to take 12 months to complete.

2.              What is the rationale behind the decision to separate the company?

Tyco’s Board and senior management have looked at a variety of options to determine what organizational and operating structure will optimize the company’s growth potential. After an extensive review, the Board and management have determined that the company’s businesses are well-positioned to grow and achieve success on their own. Each business provides products and services tailored to specific customers with very little overlap. As independent companies each business will be free to pursue their own distinct strategies for growth.

3.              Why are we doing this now?

Since the previous separation of Tyco into three companies in 2007, Tyco International has invested in the company’s growth and improved our global operations by increasing productivity and becoming more efficient. The company has also completed several strategic acquisitions that have strengthened our market positions globally, and divested some non-core businesses. Today, we believe we have reached a point where our businesses can best achieve their full potential as standalone, independent companies.

4.              What impact will this have for Tyco employees?

This is an exciting plan for our company and our employees, and for the vast majority of our 100,000 employees around the world, today’s announcement means business as usual.

For employees at Tyco corporate and the three segment corporate teams, this plan will create opportunities for new public company roles in each of the businesses. For a very small number of employees, there may not be roles in the new companies, and in these cases, there will be appropriate benefits in place to support impacted employees in the transition.

Our business presidents and functional leaders will be working over the coming weeks and months to assess the needs of the new organizations.  We intend to put a corporate structure in place at each of the three companies that is sized appropriately for their respective revenue bases, but no decisions have been made yet about the structures or roles that will be required in the new companies. The decisions made as a result of those assessments will be communicated to employees promptly.

As we move through this process, it’s important that we all remain focused on our day-to-day responsibilities, and continue to meet our commitments to our shareholders, our customers and each other.

5.              How many jobs will be eliminated as a result of this transaction and what areas of the company are most affected?

Very few of our 100,000 employees will be impacted by the separation.  We will communicate decisions on the new organizations as soon as possible.

6.              Will the companies keep their names?

In a transaction of this size and complexity, there are many details that must be worked out. As of now we know that ADT NA Residential will continue to operate under the ADT brand. We have not made any decisions about the post-separation names of flow control and commercial fire & security, including whether they will retain the Tyco name. Those decisions will be made and announced in due course.

7.              Who will lead the three companies?

Naren Gursahaney will be CEO of ADT NA residential. Patrick Decker will be CEO of flow control. George Oliver will be CEO of commercial fire & security.

8.              What will Ed Breen do after the separation?

Upon completion of the separation, it is anticipated that Ed will become non-executive chairman of the Board of Directors for commercial fire & security, a director of the flow control company, and a consultant to the ADT North America residential company.

9.              Why isn’t Ed Breen remaining CEO of one of the three post-separation companies?

Each of the proposed companies has strong, accomplished leaders with extensive experience in their respective industries and with these businesses. Ed has great confidence in George, Naren and Patrick’s ability to lead the new companies, and he feels it is the right time to transition the leadership of the businesses into their capable hands.

10.       What will happen to Tyco’s Board of Directors?

A number of current Tyco directors are expected to serve on the boards of each of the three companies, including the roles of non-executive chairman of the flow control and ADT NA residential companies.

11.       What will happen to Ed’s senior management team after the separation?

We expect some members of the senior team to take roles with the new companies, but no decisions have been made at this time. The senior leadership teams for each of the three companies will be announced as part of the separation process.

12.       Will there be a dedicated team to manage the separation?

Yes. Chris Coughlin, former CFO of Tyco and currently an advisor to the company, will lead the transition team, which will be referred to as the Separation Management Team (SMT). Chris has been through this type of separation before and his involvement will allow George, Naren and Patrick to keep their focus on operating their businesses during the transition to becoming stand-alone companies.

13.       Where will the new companies be headquartered?

ADT NA residential will remain headquartered in Boca Raton, Florida. The commercial fire & security company will be incorporated in Switzerland with executive offices in Princeton, New Jersey. The location of flow control has not yet been determined.

14.       Why split the ADT North America residential business from the rest of security?

ADT North America residential has a different operating model than the rest of the security business. The customers are different and the business model is different.  The ADT North America residential business is a consumer, subscriber-based business, with distinct operating characteristics from a traditional manufacturing and services business. As a stand-alone residential security services company, ADT will be a focused market leader in North America.

15.       Where do ADT’s small business operations fit in?

In North America the small business customers are included in the ADT North America residential business. Outside of North America they will remain with the commercial security business and become part of commercial fire & security.

16.      What about residential security operations outside of North America?

Those customers will align with the commercial security business and the operations will become part of commercial fire & security.

17.       What stock exchange will the three post-separation companies be part of, and what will their ticker symbols be?

Upon separation, all three companies are expected to trade on the New York Stock Exchange.  Each company’s specific ticker symbol will be determined prior to separation.

18.       How can I learn more about what’s happening with the separation?

Today’s announcement is the beginning of what is anticipated to be a 12 month process to separate Tyco into three companies. In the weeks and months ahead you’ll hear further details from your business and function leaders, and from the Separation Management Team.

19.       How will the company’s Transformation initiatives be impacted by the plan to separate Tyco into three public companies?

We have made significant progress over the last year in developing and executing initiatives to drive greater efficiency across our organization, and in particular with the transformation projects in our Finance, HR and IT organizations. Going forward, the transformation initiatives underway will be adapted to ensure they align with the needs of the new companies after separation.

20.       What will happen to other “One Tyco” activities, councils and initiatives like the Enterprise Selling initiative launched in 2010?

Commercial initiatives such as Enterprise Selling have been of strategic value for the company, and we have made good progress developing new customer relationships and improving collaboration among Tyco’s teams. With the plan to separate into three companies, we will refocus our activities to align with the requirements of the three new companies. This will mean stepping back from some of the larger “One Tyco” initiatives, although we expect all of our team members to continue collaborating and supporting each other wherever possible as we move towards separation.

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